May 8th, 2015 2nd Quarter Conference Call Private & Confidential

Private & Confidential 2 Agenda  Quarterly Overview & Operating Highlights Omar Asali, President and CEO  Financial Highlights Tom Williams, Chief Financial Officer (NYSE: HRG)

Private & Confidential Safe Harbor Disclaimer 3 Limitations on the Use of Information. This company overview has been prepared by HRG Group Inc. (the “Company” or “HRG”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all- inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements. This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the completion of the Armored AutoGroup acquisition, the completion of any related financings (including HRG's participation therein), any transaction involving FGL, and the achievement of any expected benefits of such transactions, expected dividends from our subsidiaries, our or our subsidiaries' capital needs and potential acquisitions, dispositions or other transactions by us or our subsidiaries, expectations with respect to foreign exchange rates and commodity prices and expectations regarding our common stock buyback program, for which the manner of purchase, the number of shares to be purchased and the timing of purchases will be based on the price of HRG's common stock, general business and market conditions and applicable legal requirements, and is subject to the discretion of HRG's management. Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG's management and the management of HRG's subsidiaries (including target businesses). Factors that could cause actual results, events and developments to differ include, without limitation: the completion of the Armored AutoGroup acquisition, the completion of any related financings (including HRG's participation therein), or the ability to reach a transaction agreement involving FGL, and the achievement of any expected benefits of such transactions; the ability of HRG's subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions; the decision of HRG subsidiaries' boards to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant consideration as determined by the applicable board; HRG's liquidity, which may be impacted by a variety of factors, including the capital needs of HRG's current and future subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG's and its subsidiaries' ability to identify any suitable future acquisition or disposition opportunities, including realizing such transaction's expected benefits, efficiencies/cost avoidance or savings, income and margins, growth, economies of scale, streamlined/combined operations, economic performance and conditions to, and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management's plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in HRG's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HRG does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law. Non-U.S. GAAP Measures. Management believes that certain non-U.S. GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Reconciliations of such measures to the most comparable U.S. GAAP measures are included herein. Adjusted EBITDA is a non-GAAP financial measure used in our Consumer Products (“Adjusted EBITDA - Consumer Products”) and Energy (“Adjusted EBITDA - Energy”) segments and one of the measures used for determining Spectrum Brands and Compass’ debt covenant compliance. “Insurance AOI” is a non-US GAAP financial measure frequently used throughout the insurance industry and is an economic measure the Insurance segment uses to evaluate financial performance each period. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) represent net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period and other non-recurring operating items, accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives, non-cash write-downs of assets, and stock- based compensation. Adjusted EBITDA is a metric used by management and frequently used by the financial community and provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. Computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. Insurance AOI is calculated by adjusting the Insurance segment’s net income to eliminate (i) the impact of net investment gains, including other-than-temporary impairment losses recognized in operations, but excluding gains and losses on derivatives; (ii) the effect of changes in the rates used to discount the FIA embedded derivative liability; (iii) the impact of certain litigation reserves; and (iv) impairments and bad debt expense from subsidiaries. All adjustments to Insurance AOI are net of the corresponding value of business acquired, deferred acquisition costs and income tax impact related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations and together with net income, we believe Insurance AOI provides meaningful financial metric that helps investors understand our underlying results and profitability. We exclude the impact of foreign currency loses of $55 million and the net investment gains (losses) on the measure of revenue growth of the quarter, which is based on a non-GAAP financial measure. While these adjustments are an integral part of the overall performance of the business, macroeconomic factors and volatility caused by portfolio repositioning and derivative movements can overshadow the underlying performance. We believe this measure assists in understanding the trends in our business. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace U.S. GAAP financial results and should be read in conjunction with those U.S. GAAP results. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions.

Quarterly Overview & Operating Highlights Omar Asali Private & Confidential

Private & Confidential Operating results this quarter were in-line with our expectations Solid overall revenue growth on a currency- consistent basis, with progress made on key initiatives at our subsidiaries 5 HRG Summary  Consolidated results performed within expectations  Impact of macro-economic headwinds have largely been addressed or mitigated where possible  Successfully managed key leadership transitions  Recent strategic actions improve our positioning for long-term success  We remain focused on: —Allocating our capital with maximum efficiency —Delivering growth in our key platforms — Increasing net asset value

Private & Confidential

HRG State of the Business

HRG GROUP

- Debt[1]: $1.4BN
- Consolidated Assets[2]: ~$31.5BN
- Cash and Investments[3]: $252.6MM

Consumer Products

- Continue to expect record Fiscal 2015
- Expect stronger 2nd half than 1st half
- Exciting new M&A
- CEO transition successfully completed

Insurance & Reinsurance

- Exploring strategic alternatives for our investment
- Business continues to meet its strategic, financial objectives
- CEO transition successfully completed

Energy

- Commodities pricing presents challenges and opportunities
- Operations being managed conservatively
- Cash flow maximization; de-levering is priority

Asset Management

- Simplified our strategy and targeting improved financial performance

Other

- G&A reduction program[4]
  - 40% reduction in Corporate OpEx
  - Headcount reduced from 30 to 21
    - Annual run-rate now under $8 million, excluding performance bonuses, deal costs

1. Debt held at HRG as of March 31, 2015 and does not give effect to $100 million secured issuance completed in April of 2015. 2. As of March 31, 2015. 3. As of March 31, 2015, corporate cash, cash equivalents and investments held at HRG. 4. G&A, as defined, includes salaries, benefits and facilities expenses.

6

Private & Confidential Spectrum continues to execute against its business plan and deliver strong growth 7 Consumer Products  Continue to expect 6th consecutive year of record financial performance —Good first half performance; even stronger second half expected  Very solid second quarter: —Growth in revenue, Adjusted EBITDA despite continued F/X pressure — Increased revenue in all product categories except batteries  Operating expenses continue to be tightly-managed —Gross profit margin remains a robust 35+%  Integrations of newly-acquired assets are progressing ahead of plan —Spectrum has a solid track record of realizing M&A revenue, cost synergies  Growth strategy underway to accelerate organic business performance

Private & Confidential Spectrum has a superior track record of identifying highly- attractive, accretive M&A transactions that diversify its revenue, cash flow streams 8 Consumer Products  Announced definitive agreement to acquire Armored AutoGroup for $1.4 billion in cash and assumed debt —Accretive transaction, adding $440+ million of net sales and $140+ million of Adjusted EBITDA —Very healthy free cash flow: over $60 million in first full fiscal year after closing  Expands Spectrum into growing and highly-profitable automotive aftermarket category —Portfolio of well-known brands with leading market share positions  Opportunities for additional efficiencies and topline growth — International expansion, cross-selling into automotive aftermarket channel  Expected close by June 30th —Financing via equity, debt issuance —HRG has Board authorization to participate in equity issuance

Private & Confidential Our Insurance Segment is very healthy, being exceptionally well- managed and is positioned for ongoing growth 9 Insurance Segment  FGL’s investment portfolio continues to perform very well: —Average yield on assets purchased: 4.7% —Average yield on portfolio increased 20 basis points from 2Q14  Average assets under management at FGL increased 8%, or $1.3 billion —Average NAIC rating remains approximately 1.5  $600 million of fixed indexed annuity sales, up 89% over 2Q14 —New products introduced within the last year contributed $341 million —MYGA program was de-emphasized this quarter due to current rate environment  GAAP book increased to $1.7 billion

Private & Confidential Our Energy Segment is comprised of long- lived, lower-decline rate and lower geologic risk conventional oil and gas assets 10 Energy Segment  Performance continues to be affected by the severe decline in commodity pricing: —Average sales price of oil and gas liquids down 53% and 55%, respectively, from 2Q14  Transition to standalone operation progressing on-schedule —Solid team in place —Decision-making is clear, more nimble  Strategic priorities for the segment are clear: —Manage operations at Compass as efficiently as possible —Mitigate impact of commodity pricing through hedging —Reduce leverage —Seek best pathway to protect & build equity value

Private & Confidential We have taken steps this quarter to simplify our focus in Asset Management 11 Asset Management  Quarterly results affected by RadioShack bankruptcy — Impairment due to lower-than-expected recovery on collateralized assets  The loss of this capital is unacceptable to us —Management changes at Salus —Co-presidents named to lead business moving forward  Our strategic priorities for this segment are to: —Re-focus Salus and help recover the capital it is owed —Continue to build CorAmerica and EIC, our commercial/residential real estate and energy platforms, respectively

Private & Confidential Our Path Forward in 2015 12 NEAR-TERM  Have Board authorization to participate in Spectrum equity offering LONGER-TERM  If a transaction at FGL is consummated, may use proceeds to: — Delever at HRG — Invest in new vertical INTERMEDIATE-TERM  FGL exploring options to maximize shareholder value Guiding Principles  Efficient capital allocation  Increased stream of dividends & cash flows  Improving HRG credit metrics  Maintaining investment discipline  Building long-term book value

Financial Highlights Tom Williams Private & Confidential

Private & Confidential

2Q Revenue Highlights

HRG GROUP

Consolidated revenues of $1.37 billion at HRG

Currency-neutral revenue growth of 6.3% at HRG as compared to the Fiscal 2014 Quarter

REVENUES (in millions)

Consumer Products[1]


$1,022
$1,122
+9.8%
2Q14
2Q15
Unfavorable impact from foreign exchange

- Reported revenue increased 4.4%
- Growth in all product categories except batteries, which were affected by promotions

Energy[2]


$39
$26
(33.7%)
2Q14
2Q15

- 50+% declines in oil and natural gas commodity prices
- Offset somewhat by contributions of full interest in Compass as of October 31st

Insurance


As reported
Excluding net Investment gains (losses)3
$274
$161
(41.3%)
$233
$263
12.6%
2Q14
2Q15
2Q14
2Q15

- Impairment on investment suppressed revenue growth
- $610 million in annuity sales this quarter, providing pipeline for future growth

Asset Management


$10
$5
(48.0%)
2Q14
2Q15

- Reduced interest income at Salus due to RadioShack bankruptcy
- Competencies in energy, real estate investing ramping

Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment; Corporate & Other segment not shown (revenue of $0 and $19.5 million in 2Q14 and 2Q15, respectively)

1. Growth rate shown excluding impact of $54.8 million in unfavorable foreign exchange. 2. Reflects 74.4% proportional interest in Compass Production GP, LLC through October 31, 2014 3. Presents Insurance Segment revenue excluding $40.9 and $(101.5) of net investment gains (losses) in 2Q14 and 2Q15, respectively

14

Private & Confidential In 2013, Salus originated a term loan to RadioShack Corp., with a net exposure of $150 million to our Insurance and Asset Management segments Recent commodity pricing resulted in non- cash impairments to our oil & gas properties 15 Significant Items Impacting Results  RadioShack bankruptcy filing — Extent of the recovery of our investment depends on the proceeds realized in asset sales as well as resolution of ongoing litigation — Expected recovery, excluding any additional proceeds from litigation, resulted in a non-cash impairment of $105 million to our consolidated results this quarter: — $65 million reflected in Asset Management as an operating expense — $40 million, after eliminations, reflected in Insurance as a reduction to revenue  Non-cash Energy charge —Required ceiling test limitation under the full cost method of accounting uses historical prices — Current commodity pricing generating industry-wide impairments — Triggered $146.6 million in non- cash impairments to our oil & gas properties

Private & Confidential

2Q Profitability Highlights

HRG GROUP

Consolidated operating income of $78 million this quarter, excluding the impact of asset impairments

PROFITABILITY MEASURES[1] (in millions)

Consumer Products (Adjusted EBITDA)[2]


$157
$180
+15.8%
2Q14
2Q15
Unfavorable impact from foreign exchange

- Strong year-over-year growth in currency-neutral Adjusted EBITDA
- Integration of newly acquired assets progressing ahead of schedule

Energy (Adjusted EBITDA)[3]


$16
$6
(66.5%)
2Q14
2Q15

- Lower realized commodity prices for oil and natural gas
- Incurrence of certain costs for transition to standalone operations

Insurance (Adjusted Operating Income)


$51
$17
(66.9%)
2Q14
2Q15

- 2014 period reflects a $35 million non-recurring tax benefit
- Underlying trends remain strong & healthy

Asset Management (Operating Income (Loss))[4]


$4
($2)
2Q14
2Q15

- Profitability impacted of reduction in revenues

Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment; Corporate & Other segment not shown (Operating loss of $(30.9) and $(24.6) million in 2Q14 and 2Q15, respectively)

1. Review appendix for reconciliations to appropriate GAAP measures. 2. Growth rate shown excluding $22.2 million in unfavorable impact from foreign exchange. 3. Reflects 74.4% proportional interest in Compass Production GP, LLC through October 31, 2014. 4. Excludes impact of a $65.0 impairment.

16

Private & Confidential Our capital structure, and our relationships with the capital markets, are strong We are well-positioned to continue investing in our business for ongoing growth 17 Capital Structure Update  HRG has received $37.0 million in dividends* from its subsidiaries this fiscal year —We continue to expect approximately $77 million** in total dividends in Fiscal 2015 — Spectrum and FGL are our largest providers of dividend income with $25.6 million paid so far this year, and these businesses are performing in-line with expectations  Corporate cash and investments: $252.6 million —Decrease of $40 million from 1st quarter balance due principally to payment on interest obligations  Continued participation in buyback program — Acquired 6.9 million shares since program’s inception at average price of $12.71 — $12.3 million remained available for use in existing authorization after March 31st  In April, we successfully raised $100 million through tack-on to existing 7.875% Senior Secured notes —Offer was more than 3x over-subscribed * Excludes $4.5 million of interest payments made by HRG on behalf of HGI Energy with respect to certain intercompany notes issued by HGI Energy to other HRG subsidiaries ** Includes the $37.0 million of dividends already received and excludes $9.0 million of interest payments made and expected to be made by HRG on behalf of HGI Energy in Fiscal 2015

Private & Confidential

2Q 2015 Sum of the Parts Valuation (Dilutive) without AOCI

HRG GROUP

SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($)

As of the close of the second quarter, the estimated net value of our assets and liabilities was **$14.36** per share of diluted common stock.



$12.73
$5.64
$0.08
$1.89
$0.01
$0.90
-$6.89
$14.36
Difference of $1.88 or 13.1% Discount
$12.48
Spectrum Brands[1]
Insurance Segment[2]
HGI Energy Holdings LLC[3]
HGI Funding LLC[4]
HGI Asset Mgmt Holdings LLC[5]
Cash[6]
Debt & Other Liabilities[7]
Total Estimated Value[8]
March 31st Common Stock Price[9]

1. The valuation of HRG's interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price ("VWAP") of SPB shares for the 20 day trading period of $92.39 through March 31, 2015 multiplied by the 27,756,905 SPB shares owned by HRG.
2. The valuation of HRG's interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $21.36 through March 31, 2015 multiplied by the 47,000,000 shares owned by HRG (or $4.98 per share); and (ii) of the $5.64 per share book value of the Insurance segment, Front Street Re (Holdings) Ltd. represents a net book value of $133.8 million, or $0.66 per share.
3. The valuation of HGI Energy Holdings LLC reflects its net book of value as of March 31, 2015.
4. The valuation of HGI Funding LLC reflects its net book value as of March 31, 2015 (which includes 3,438,039 SPB shares and the market value of other securities owned by HGI Funding).
5. The valuation of HGI Asset Management Holdings LLC, reflects its net book of value as of March 31, 2015.
6. Total cash consists of cash at HRG as of March 31, 2015.
7. Debt and other liabilities includes the face value of all liabilities at HRG as of March 31, 2015.
8. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 201,464,946 shares of HRG common stock (NYSE: HRG) outstanding as of March 31, 2015, which amount does gives effect to dilution for the vesting of all outstanding restricted shares (4,793,594).
9. The closing price for HRG's shares of common stock March 31, 2015.

Note: Book value as reflected above is not necessarily indicative of market value

18

Questions and Answers Private & Confidential

May 8th, 2015 2nd Quarter Conference Call Private & Confidential

Appendix Private & Confidential

Private & Confidential Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP Net Income (Unaudited) 22 RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) ($ in Millions) 2015 2014 2015 2014 Reported net income - Consumer Products segment 27.9$ 33.9$ 77.9$ 88.3$ Add back: Interest expense 49.2 47.4 93.6 104.4 Income tax expense 8.1 10.5 28.6 23.3 Purchase accounting fair value adjustment 2.2 - 3.0 - Restructuring and related charges 4.4 7.9 11.8 12.3 Acquisition and integration related charges 11.9 6.3 20.0 11.8 Other 1.7 - 1.8 - Adjusted EBIT - Consumer Products segment 105.4 106.0 236.7 240.1 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 18.7 18.7 37.1 36.5 Amortization of intangibles 21.2 20.5 41.7 40.7 Stock-based compensation 13.8 11.3 19.4 17.9 Adjusted EBITDA - Consumer Products segment 159.1$ 156.5$ 334.9$ 335.2$ Fiscal Quarter (a) Fiscal Six Months (b) a. For the three months ended March 31, 2015 and March 31, 2014, respectively. b. For the six months ended March 31, 2015 and March 31, 2014, respectively.

Private & Confidential Reconciliation of Adjusted EBITDA of Energy Segment to U.S. GAAP Net Loss (Unaudited) 23 RECONCILIATION OF ADJUSTED EBITDA OF ENERGY SEGMENT TO U.S. GAAP NET LOSS (UNAUDITED) ($ in Millions) 2015 2014 2015 2014 Reported net loss - Energy segment (160.5)$ (82.5)$ (200.0)$ (84.6)$ Interest expense 4.4 3.9 8.9 8.6 Depreciation, amortization and depletion 12.5 10.2 26.0 21.4 EBITDA - Energy segment (143.6) (68.4) (165.1) (54.6) Accretion of discount on asset retirement obligations 0.7 0.5 1.3 1.0 Impairments and bad debt expense 146.6 81.0 336.6 81.0 Gain on remeasurement of investment to fair value - - (141.2) - Non-recurring other operating items 1.3 - 2.3 - (Gain) Loss on derivative financing instruments (5.3) 6.8 (24.0) 10.2 Cash settlements on derivative financial instruments 5.5 (3.5) 7.9 (3.3) Stock-based compensation expense 0.3 - 0.6 0.1 Adjusted EBITDA - Energy segment 5.5$ 16.4$ 18.4$ 34.4$ Fiscal Quarter (a) Fiscal Six Months (b) a. For the three months ended March 31, 2015 and March 31, 2014, respectively. b. For the six months ended March 31, 2015 and March 31, 2014, respectively.

Private & Confidential Reconciliation of Adjusted Operating Income of Insurance Segment to U.S. GAAP Net (Loss) Income (Unaudited) 24 RECONCILIATION OF ADJUSTED OPERATING INCOME OF INSURANCE SEGMENT TO U.S. GAAP NET (LOSS) INCOME (UNAUDITED) ($ in Millions) 2015 2014 2015 2014 Reported net (loss) income - Insurance segment (112.7)$ 43.1$ (104.0)$ 96.3$ Effect of investment losses (gains), net of offsets 50.4 (4.6) 50.5 (8.6) Effect of change in FIA embedded derivative discount rate, net of offsets 16.7 11.8 38.7 (4.1) Bad debt losses from subsidiary 62.6 - 62.6 - Effect of class action litigation reserves, net of offsets - 1.1 (0.5) 1.1 Adjusted Operating Income - Insurance Segment 17.0$ 51.4$ 47.3$ 84.7$ Fiscal Quarter (a) Fiscal Six Months (b) a. For the three months ended March 31, 2015 and March 31, 2014, respectively. b. For the six months ended March 31, 2015 and March 31, 2014, respectively.